BY-LAWS

OF

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

(As amended December 21, 2007)

ARTICLE I

Offices

Section 1. Principal Office in Maryland. The Corporation shall have a principal office in the City of Baltimore, State of Maryland.

Section 2. Other Offices. The Corporation may have offices also at such other places within and without the State of Maryland as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

Section 1. Place of Meeting. Meetings of stockholders shall be held at such place, either within the State of Maryland or at such other place within or outside the United States, as shall be fixed from time to time by the Board of Directors.

Section 2. Annual Meetings. The annual meeting of the stockholders of the Corporation shall be held on a date not less than ninety (90) days nor more than one hundred twenty (120) days following the end of the Corporation’s fiscal year fixed from time to time by the Board of Directors. An annual meeting may be held at any place in or out of the State of Maryland and at any time within the above-described period, each as may be determined by the Board of Directors and designated in the notice of the meeting. Any business of the Corporation may be transacted at an annual meeting without the purposes having been specified in the notice unless otherwise provided by statute, the Corporation’s Articles of Incorporation, as amended and supplemented from time to time (the “Charter”), or these By-Laws.

Section 3. Notice of Annual Meeting. Written or printed notice of the annual meeting, stating the place, date and hour thereof, shall be given to each stockholder entitled to vote thereat and each other shareholder entitled to notice thereof not less than ten nor more than ninety days prior to the date designated for the meeting. Such notice shall be addressed to each stockholder at his address appearing on the books of the Corporation or supplied by the stockholder to the Corporation for the purpose of notice. Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting in person or by proxy, or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.

Section 4. Special Meetings.

(a) General. Special meetings of stockholders may be called by the chairman, the president or by the Board of Directors and, subject to subsection (b) of this Section 4, shall be called by the secretary upon the written request of holders of not less than a majority of the votes entitled to be cast at the meeting.

(b) Stockholder Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

(2) In order for any stockholder to request a special meeting, one or more written requests for a special meeting signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”) shall be delivered to the secretary. In addition, the Special Meeting Request (a) shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) shall bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), the class, series and number of all shares of stock of the Corporation which are owned by each such stockholder, and the nominee holder for, and number of, shares owned by such stockholder beneficially but not of record, (d) shall be sent to the secretary by registered mail, return receipt requested, and (e) shall be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation or the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 4(b), the secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

(4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the chairman of the board, president or Board of Directors, whoever has called the meeting. In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder

Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for any special meeting, the chairman of the board, president or Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 4(b).

(5) If written revocations of requests for the special meeting have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting to the secretary, the secretary shall: (i) if the notice of meeting has not already been mailed, refrain from mailing the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting written notice of any revocation of a request for the special meeting and written notice of the secretary’s intention to revoke the notice of the meeting, revoke the notice of the meeting at any time before ten days before the commencement of the meeting. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chairman of the board, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) five Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent at least the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these By-Laws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

Section 5. Notice of Special Meeting. Written or printed notice of a special meeting of stockholders, stating the place, date, hour, and purpose thereof, shall be given by the secretary to each stockholder entitled to vote thereat and each other shareholder entitled to notice thereof not less than ten nor more than ninety days before the date fixed for the meeting. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

Section 6. Business of Annual or Special Stockholder Meetings.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 6(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 6(a).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 6, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by the stockholders. Except for the 2008 annual meeting of stockholders, which shall be governed by paragraph (a)(5) of this Section 6, to be timely, a stockholder’s notice shall set forth all information required under this Section 6 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (A) the name, age, business address and residence address of such individual, (B) the class, series, and number of any shares of stock of the Corporation that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition and (D) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are owned by such stockholder and by such Stockholder Associated Person, if any, (B) the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person, (C) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase the voting power of, such stockholder or any such Stockholder Associated Person with respect to any shares of stock of the Corporation (collectively, “Hedging Activities”) and (D) a general description of whether and the extent to which such stockholder or such Stockholder Associated Person has engaged in Hedging Activities with respect to shares of stock or other equity interests of any other company; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this paragraph (2) of this Section 6(b), the name and address of such stockholder, as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(3) Notwithstanding anything in this subsection (a) of this Section 6 to the contrary, in the event the Board of Directors increases or decreases the maximum or minimum number of directors in accordance with Article III, Section 1 of these Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting (or, in the case of the 2008 annual meeting of stockholders only, 100 days prior to the first anniversary of the date of the notice of the preceding year’s annual meeting), a stockholder’s notice required by this Section 6(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4) For purposes of this Section 6, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder (including, without limitation, any person who is a member of a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provision, that includes such stockholder), (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

(5) With respect to a stockholder’s notice pursuant to this Section 6 for the 2008 annual meeting of stockholders, to be timely, a stockholder’s notice shall set forth all information required by paragraph (2) of this Section 6(a) and shall be delivered to the secretary at the principal executive office of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2008 annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such 2008 annual meeting and not later than the close of business on the later of the 90th day prior to such 2008 annual meeting or the tenth day following the day on which public announcement of the date of such 2008 annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 6 and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 6. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice and information required by paragraph (2) of this Section 6(a) shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 6 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate to a material extent, such information may be deemed not to have been provided in accordance with this Section 6.

Upon written request by the secretary or the Board of Directors or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 6 and (B) a written update of any information previously submitted by the stockholder pursuant to this Section 6 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 6.

(2) Only such individuals who are nominated in accordance with this Section 6 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 6. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 6.

(3) For purposes of this Section 6, (a) the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election of directors and (b) “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR

Newswire or comparable news service or (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 6, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 6. Nothing in this Section 6 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Section 7. Quorum. The holders of shares entitled to cast a majority of the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. As provided in Section 8 of Article II, a meeting of stockholders convened on the date for which it is called may be adjourned from time to time without further notice to a date not more than 120 days after the record date.

Section 8. Adjournment. Any meeting of the stockholders convened on the date for which it was called may be adjourned from time to time, without notice other than by announcement at the meeting at which the adjournment was taken. Subject to Section 10 hereof, in the absence of a quorum, the stockholders present in person or by proxy, by majority vote of those present and without notice other than by announcement at the meeting, may adjourn the meeting from time to time. At any adjourned meeting at which a quorum shall be present, any action may be taken that could have been taken at the meeting originally called. A meeting of the stockholders may not be adjourned without further notice to a date more than 120 days after the original record date determined pursuant to Section 12 of Article II.

Section 9. Voting. When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote on the matter shall decide any question brought before such meeting (except that directors may be elected by the affirmative vote of a plurality of the votes cast), unless the question is one upon which by express provision of the Investment Company Act of 1940, as amended, or other statutes or rules or orders of the Securities and Exchange Commission or any successor thereto or of the Charter a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 10. Organization and Conduct. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting: the vice chairman of the board, if there be one, the president, the vice presidents in their order of rank and seniority, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of the stockholders, an assistant secretary, or in the absence of assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies or other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when the polls should be opened and closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 11. Proxies. Each stockholder shall at every meeting of stockholders be entitled to vote in person or by proxy appointed in such manner as may be permitted by Maryland law. No proxy shall be voted after eleven months from its date, unless otherwise provided in the proxy. Stockholders may authorize others to act as proxies by means of written proxies signed by the stockholder or by his authorized agent, facsimile signatures, electronic transmissions, internet transmissions, telephonic means, telegrams, datagrams, proxygrams and other reasonable means authorized or accepted by the Corporation, subject to the reasonable satisfaction of the Corporation that the stockholder has authorized the creation of the proxy. Every proxy shall be revocable at the pleasure of the stockholder providing it, except in those cases in which the proxy states that it is irrevocable and in which an irrevocable proxy is permitted by law.

Section 12. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall be not more than ninety days and, in the case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, twenty days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting. If no record date is fixed and the stock transfer books are not closed for the determination of stockholders: (1) The record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business of the day on which notice of the meeting of stockholders is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (2) The record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted, provided that the payment or allotment date shall not be more than sixty days after the date of the adoption of such resolution. If a record date has been fixed for the determination of stockholders entitled to vote at a meeting, only the stockholders of record on the record date shall be entitled to vote at the meeting and such stockholders shall be entitled to vote at the meeting notwithstanding the subsequent transfer or redemption of the shares owned of record on such date. All persons who were holders of record of shares as of the record date of a meeting, and no others, shall be entitled to notice of and to vote at such meeting and any adjournment thereof.

Section 13. Inspectors of Election. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, may be required to take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability.

The inspectors, if any, shall determine the number of shares outstanding and the voting power of each share, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any stockholder, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders of the Corporation.

Section 14. Informal Action by Stockholders. Except to the extent prohibited by the Charter, the Investment Company Act of 1940, as amended, or rules or orders of the Securities and Exchange Commission or any successor thereto, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the stockholders entitled to vote on the subject matter thereof and any other stockholders entitled to notice of a meeting of stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consent and waiver are filed with the records of the Corporation.

ARTICLE III

Board of Directors

Section 1. Number of Directors. Pursuant to the Corporation’s election to be subject to Section 3-804(b) of the Maryland General Corporation Law, the number of directors constituting the entire Board of Directors may be increased or decreased from time to time only by the vote of the Board of Directors, but the tenure of office of a director in office at the time of any decrease in the number of directors shall not be affected as a result thereof. Beginning with the first annual meeting of stockholders of the Corporation held after the initial public offering of the Corporation’s Common Stock, and if at such time, the number of directors shall be three (3) or more, (the “First Annual Meeting”), the Board of Directors of the Corporation shall be divided into three classes: Class I, Class II and Class III. At the First Annual Meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election or thereafter in each case when their respective successors are elected and qualified. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article III, and each director elected shall hold office for the term provided above and until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed as provided in these By-Laws, or as otherwise provided by statute or the Corporation’s Charter. Any director may resign at any time upon written notice to the Corporation. Such vacancy shall be effective as of the date specified in the written notice, or if no date is specified, then immediately upon receipt by the Corporation. Unless specified in the written notice, acceptance of the resignation shall not be necessary for the resignation to be effective. Any vacancy created by an increase in directors may be filled in accordance with Section 2 of this Article III. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless the director is specifically removed pursuant to Section 4 of this Article III at the time of the decrease. Directors need not be stockholders unless otherwise required by law.

Section 2. Vacancies and Newly-Created Directorships. Pursuant to the Corporation’s election to be subject to Section 3-804(c) of the Maryland General Corporation Law, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock and except as otherwise required by the Investment Company Act of 1940, as amended, (a) any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and (b) any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 3. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these By-Laws conferred upon or reserved to the stockholders.

Section 4. Removal of Directors. As provided in the Charter, a director of the Corporation may be removed from office only for cause and then only by vote of the holders of at least seventy-five percent (75%) of the votes entitled to be cast for the election of directors.

Section 5. Meetings. The Board of Directors of the Corporation or any committee thereof may hold meetings, both regular and special, either within or without the State of Maryland. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the chairman, the president or by two or more directors.

Section 6. Quorum and Voting. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and except as otherwise expressly required by statute, the Corporation’s Charter or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board.

Section 7. Organization. The Chairman of the Board shall preside at each meeting of the Board. In the absence or inability of the Chairman of the Board to act, the president (if he is a director), or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside at the meeting. The secretary (or, in his or her absence or inability to act, any person appointed by the chairman) shall act as secretary of the meeting and keep the minutes of the meeting.

Section 8. Committees. The Board of Directors may appoint from among its members an executive committee and other committees of the Board of Directors, each committee to be composed of one or more of the directors of the Corporation. The Board of Directors may delegate to such committees any of the powers of the Board of Directors except those that may not by law be delegated to a committee. Such committee or committees shall have the name or names as may be determined from time to time by resolution adopted by the Board of Directors. Unless the Board of Directors designates one or more directors as alternate members of any committee, who may replace an absent or disqualified member at any meeting of the committee, the members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member of such committee. At meetings of any such committee, a majority of the members or alternate members of such committee shall constitute a quorum for the transaction of business and the act of a majority of the members or alternate members present at any meeting at which a quorum is present shall be the act of the committee.

Section 9. Minutes of Committee Meetings. The committees shall keep regular minutes of their proceedings.

Section 10. Informal Action by Board of Directors and Committees. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee, provided, however, that such written consent shall not constitute approval of any matter which pursuant to the Investment Company Act of 1940, as amended, and the rules thereunder requires the approval of directors by vote cast in person at a meeting.

Section 11. Meeting by Conference Telephone. The members of the Board of Directors or any committee thereof may participate in a meeting of the Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and such participation shall constitute presence in person at such meeting, provided however, that such participation shall not constitute presence in person with respect to matters which pursuant to the Investment Company Act of 1940, as amended, and the rules thereunder require the approval of directors by vote cast in person at a meeting.

Section 12. Fees and Expenses. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors, a stated salary as director or such other compensation as the Board of Directors may approve. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

ARTICLE IV

Notices

Section 1. General. Notices to directors and stockholders mailed to them at their post office addresses appearing on the books of the Corporation shall be deemed to be given at the time when deposited in the United States mail.

Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes, of the Charter or of these By-Laws, each person entitled to said notice waives notice if, before or after the meeting he signs a written waiver of notice and such waiver is filed with the records of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE V

Officers

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a chairman of the Board of Directors, a president, a secretary and a treasurer. The Board of Directors may choose also such vice presidents and additional officers or assistant officers as it may deem advisable. Any number of offices, except the offices of president and vice president and chairman and vice president, may be held by the same person. No officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law to be executed, acknowledged or verified by two or more officers.

Section 2. Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it desires who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 3. Tenure of Officers. The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Each officer shall hold his office until his successor is elected and qualifies or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any resignation shall take effect at the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Any officer elected or appointed by the Board of Directors may be removed, with or without cause at anytime, by the Board of Directors when, in its judgment, the best interests of the Corporation, will be served thereby. The Board may delegate the power of removal as to agents and employees not elected or appointed by the Board of Directors. Removal shall be without prejudice to the person’s contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall be filled by the Board of Directors.

Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the stockholders of the Board of Directors. Unless otherwise determined by the board of directors, he shall be the chief executive officer and shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect. He shall be ex officio a member of all committees designated by the board of directors except as otherwise determined by the board of directors. He shall have authority to execute instruments and contracts on behalf of the corporation except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 5. President. The president shall act under the direction of the chairman and in the absence or disability of the chairman shall perform the duties and exercise the powers of the chairman. Unless otherwise determined by the Board of Directors, he shall be chief operating officer and shall perform such other duties and have such other powers as the chairman or the board of directors may from time to time prescribe. He shall have authority to execute instrument and contracts on behalf of the corporation except where required by law to be otherwise signed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 6. Vice Presidents. The vice presidents shall act under the direction of the chairman and in the absence or disability of the chairman shall perform the duties and exercise the powers of the president. They shall perform such other duties and have such other powers as the Chairman, the president or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more executive vice presidents or may otherwise specify the order of seniority of the vice presidents and, in that event, the duties and the powers of the president shall descend to the vice presidents in the specified order of seniority.

Section 7. Secretary. The secretary shall act under the direction of the chairman and the president. Subject to the direction of the chairman and the president he shall attend all meetings of the Board of Directors and all meetings of stockholders and record the proceedings in a book to be kept for that purpose and shall perform like duties for the committees designated by the Board of Directors when required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the chairman or the Board of Directors. He shall keep in safe custody the seal of the Corporation and shall affix the seal or cause it to be affixed to any instrument requiring it.

Section 8. Assistant Secretaries. The assistant secretaries in the order of their seniority, unless otherwise determined by the chairman, the president or the Board of Directors, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary. They shall perform such other duties and have such other powers as the chairman, the president or the Board of Directors may from time to time prescribe.

Section 9. Treasurer. The treasurer shall act under the direction of the chairman and the president. Subject to the direction of the chairman and the president he shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the chairman, the president or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chairman, the president and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

Section 10. Assistant Treasurers. The assistant treasurers in the order of their seniority, unless otherwise determined by the chairman, the president or the Board of Directors, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer. They shall perform such other duties and have such other powers as the chairman, the president or the Board of Directors may from time to time prescribe.

Section 11. Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.

ARTICLE VI

Certificates of Stock

Section 1. General. In the discretion of the Board of Directors, the Corporation shall not be required to provide holders of stock of the Corporation with stock certificates and may direct that shares of any class shall be issued and transferred, and that stock ownership records shall be maintained, in book entry form. The Corporation may, when stock certificates are surrendered to the Corporation for transfer, exchange or otherwise, provide that the shares of stock issuable or outstanding upon such surrender shall be represented by book-entry without certificates. When the Corporation issues or transfers shares of stock without certificates, the Corporation shall provide to record holders a written statement of the information required by the Maryland General Corporation Law. Such information shall include the name of the Corporation, the name of the holder of stock, the number and class of the shares, any restrictions on transfer and any other information deemed necessary or appropriate by the Corporation.

Section 2. Fractional Share Interests. The Corporation may issue fractions of a share of stock. Fractional shares of stock shall have proportionately to the respective fractions represented thereby all the right of whole shares, including the right to vote, the right to receive dividends and distributions and the right to participate upon liquidation of the Corporation, excluding, however, the right to receive a stock certificate representing such fractional shares.

Section 3. Signatures on Certificates. Any stock certificates issued by the Corporation shall be signed by the chairman, the president or a vice president and countersigned by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation. Any of or all the signatures on a certificate may be a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, it may be issued with the same effect as if he were such officer at the date of issue. The seal of the Corporation or a facsimile thereof may, but need not, be affixed to certificates of stock.

Section 4. Lost, Stolen or Destroyed Certificates. The Corporation may recognize, by book-entry (or by issuance of a replacement certificate for shares of any class as to which the Board of Directors shall determine to continue the issuance of certificates) the ownership of shares of stock represented by any outstanding certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of any affidavit of that fact by the person claiming the certificate or certificates to be lost, stolen or destroyed. When authorizing such book-entry or issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed.

Section 5. Transfer of Shares. Shares of stock of the Corporation shall be transferable on the books of the Corporation and the Board of Directors may from time to time adopt rules and regulations with reference to the method of transfer of such shares.

Section 6. Registered Owners. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and dividends, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Maryland.

ARTICLE VII

Miscellaneous

Section 1. Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve.

Section 2. Dividends. Dividends upon the stock of the Corporation may, subject to the provisions of the Charter, the By-Laws and of applicable law, be declared by the Board of Directors at any time. Dividends may be paid in cash, in property or in shares of the Corporation’s stock, subject to the provisions of the Charter, the By-Laws and of applicable law.

Section 3. Capital Gains Distributions. The amount in number of capital gains distributions paid to the stockholders during each fiscal year shall be determined by the Board of Directors. Each such payment shall be accompanied by a statement as to the source of such payment, to the extent required by law.

Section 4. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officers or such other person or persons or as the Board of Directors may from time to time designate.

Section 5. Fiscal Year. The fiscal year of the Corporation shall be fixed by the resolution of the Board of Directors.

Section 6. Seal. The Corporate seal shall have inscribed thereon the names of the Corporation, the year of its organization and the words, “Corporate Seal, Maryland.” The seal may be used by causing it or a facsimile thereof to be impressed or fixed or in another matter reproduced or by placing the word “(seal)” adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

ARTICLE VIII

Indemnification

Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification without requiring a preliminary determination of ultimate entitlement to indemnification except as provided below, to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct, (b) dismissal of the proceeding against the person to be indemnified for insufficiency of evidence of any disabling conduct, or (c) in the absence of such a decision or dismissal, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion. Any determination pursuant to this Section 3 shall not prevent recovery from any person of any amount paid to be in accordance with this By-Law as indemnification if such person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of disabling conduct.

Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director, officer, employee or agent to the extent such director, officer, employee or agent has otherwise actually received payment under an insurance policy, agreement, resolution or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as amended. No amendment of these By-Laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

ARTICLE IX

Amendments

The Board of Directors shall have the power to make, alter and repeal By-Laws of the Corporation, subject to the requirements of the Investment Company Act of 1940, as amended; provided, however, that no amendment of these By-Laws shall affect any right of any person under Article VIII hereof based on any event, omission or proceeding prior to the amendment. These By-Laws may not be amended by the stockholders of the Corporation.

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